UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K / A1


                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934



                Date of Report (date of earliest event reported):
                                September 5, 1996


                         COMMISSION FILE NUMBER: 0-8632
                                                 ------

                             MEDICAL DYNAMICS, INC.
              ---------------------------------------------------
              Exact name of Registrant as specified in its charter


Colorado                                              84-0631765
- --------                                              ----------
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)


99 INVERNESS DRIVE EAST, ENGLEWOOD, CO                80112
- --------------------------------------                -----
Address of principal executive offices                Zip Code


Registrant's telephone number, including area code:  303-790-2990
                                                     -------------

Former name, former address and former fiscal year, if changed since last report: NA




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ITEM 4: CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT.
- -----------------------------------------------------

On September 5, 1996 the board of directors of Medical Dynamics, Inc. (the "Registrant") approved the engagement of Hein + Associates, LLP, of Denver, Colorado, to audit and report on the Registrant's financial statements for the year ended September 30, 1996.

On such date, the board of directors also approved the dismissal of McGladrey & Pullen, LLP, of Denver, Colorado as the Company's previous auditors.

The reports of McGladrey & Pullen, LLP on the Company's financial statements as of September 30, 1995, and for the year then ended contained an explanatory paragraph as to the ability of the Registrant to continue as a going concern. Such reports for the last two years contained no other adverse opinion or disclaimer of an opinion. None of such reports were qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant's two most recent fiscal years and subsequent interim periods through the date of dismissal of McGladrey & Pullen, LLP, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of McGladrey and Pullen, LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The Registrant has provided the former accountant, McGladrey & Pullen, LLP, with a copy of the foregoing disclosures. A letter, addressed to the Commission, by the former accountants stating that it agrees with the above statements made by the Registrant is attached hereto as an exhibit.

During the two most recent fiscal years and the subsequent interim period preceding McGladrey & Pullen, LLP's dismissal, the Registrant was not advised by McGladrey & Pullen, LLP that internal controls necessary for the Registrant to develop reliable financial statements do not exist nor that information has come to its attention that led it to no longer be able to rely on management's representations or that has made it unwilling to be associated with the financial statements prepared by management. The Registrant has not been advised by McGladrey & Pullen, LLP of the need to expand significantly the scope of the Registrant's audit, nor has the Registrant been advised that during the two most recent fiscal years and the subsequent interim periods preceding its dismissal, information has come to the attention of McGladrey & Pullen, LLP that if investigated may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued

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



or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (September 30, 1995), or
(ii) cause McGladrey & Pullen, LLP to be unwilling to rely on management's representations or be associated with the Registrant's financial statements.

The Registrant has not been advised by McGladrey & Pullen, LLP that information has come to its attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to September 30, 1995.

No consultations occurred between the Registrant and Hein + Associates, LLP during the two most recent fiscal years and any subsequent periods prior to Hein + Associates, LLP's appointment, regarding the application of accounting principles, the type of audit opinion, or other information considered by the Registrant in reaching a decision as to any accounting, auditing, or financial reporting issue.


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



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
- ------------------------------------------


The following exhibit is filed as part of this report.


(c) Exhibits. The following exhibit is included as part of this report:

            SEC
Exhibit     Reference
Number      Number          Title of Document

1.01           16           Letter from McGladrey & Pullen, LLP
                            dated September 6, 1996.
                            Previously filed with form 8-K.
                            Filing date: September 11, 1996.


1.02           16           Letter from McGladrey & Pullen, LLP
                            dated September 19, 1996.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  September 20, 1996                       /s/ Van A. Horsley
                                                ------------------
                                                Van A. Horsley, President,
                                                Principal Executive Officer,
                                                and Principal Financial Officer


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